Exhibit 32

CERTIFICATION OF THE
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. Bergmann, the Chairman, President, Chief Executive Officer and acting Principal Financial officer of YP Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of YP Corp. on Form 10-QSB for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of YP Corp.
Date: August 18, 2004	/s/ Peter J. Bergmann
Peter J. Bergmann
Chairman, President and Chief Executive Officer and acting Chief Financial Officer